                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                              ROYAL BANK OF CANADA

    The undersigned hereby constitutes each of John E. Cleghorn, James T. Rager and Peter W. Currie his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") a registration statement on Form F-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") to be issued pursuant to an Agreement and Plan of Merger between Centura Banks, Inc. and the Bank (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statement under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          Dated: January 23, 2001

By:  /s/ JOHN EDWARD CLEGHORN
     --------------------------------------
     Name: John Edward Cleghorn
     Title:  Director

                               POWER OF ATTORNEY
                              ROYAL BANK OF CANADA

    The undersigned hereby constitutes each of John E. Cleghorn, James T. Rager and Peter W. Currie his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") a registration statement on Form F-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") to be issued pursuant to an Agreement and Plan of Merger between Centura Banks, Inc. and the Bank (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statement under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          Dated: January 23, 2001

By:  /s/ GEORGE ALAN COHON
     --------------------------------------
     Name: George Alan Cohon
     Title:  Director

                               POWER OF ATTORNEY
                              ROYAL BANK OF CANADA

    The undersigned hereby constitutes each of John E. Cleghorn, James T. Rager and Peter W. Currie his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") a registration statement on Form F-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") to be issued pursuant to an Agreement and Plan of Merger between Centura Banks, Inc. and the Bank (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statement under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          Dated: January 23, 2001

By:  /s/ G.N. COOPER
     --------------------------------------
     Name: G.N. (Mel) Cooper
     Title:  Director

                               POWER OF ATTORNEY
                              ROYAL BANK OF CANADA

    The undersigned hereby constitutes each of John E. Cleghorn, James T. Rager and Peter W. Currie his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") a registration statement on Form F-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") to be issued pursuant to an Agreement and Plan of Merger between Centura Banks, Inc. and the Bank (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statement under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          Dated: January 23, 2001

By:  /s/ DOUGLAS THORNE ELIX
     --------------------------------------
     Name: Douglas Thorne Elix
     Title:  Director

                               POWER OF ATTORNEY
                              ROYAL BANK OF CANADA

    The undersigned hereby constitutes each of John E. Cleghorn, James T. Rager and Peter W. Currie his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") a registration statement on Form F-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") to be issued pursuant to an Agreement and Plan of Merger between Centura Banks, Inc. and the Bank (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statement under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          Dated: January 23, 2001

By:  /s/ MARIE GILBERTE PAULE GAUTHIER
     --------------------------------------
     Name: Marie Gilberte Paule Gauthier
     Title:  Director

                               POWER OF ATTORNEY
                              ROYAL BANK OF CANADA

    The undersigned hereby constitutes each of John E. Cleghorn, James T. Rager and Peter W. Currie his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") a registration statement on Form F-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") to be issued pursuant to an Agreement and Plan of Merger between Centura Banks, Inc. and the Bank (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statement under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          Dated: January 23, 2001

By:  /s/ JAMES MALCOLM EDWARD NEWALL
     --------------------------------------
     Name: James Malcolm Edward Newall
     Title:  Director

                               POWER OF ATTORNEY
                              ROYAL BANK OF CANADA

    The undersigned hereby constitutes each of John E. Cleghorn, James T. Rager and Peter W. Currie his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") a registration statement on Form F-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") to be issued pursuant to an Agreement and Plan of Merger between Centura Banks, Inc. and the Bank (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statement under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          Dated: January 23, 2001

By:  /s/ CHARLOTTE REYNOLDS OTTO
     --------------------------------------
     Name: Charlotte Reynolds Otto
     Title:  Director

                               POWER OF ATTORNEY
                              ROYAL BANK OF CANADA

    The undersigned hereby constitutes each of John E. Cleghorn, James T. Rager and Peter W. Currie his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") a registration statement on Form F-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") to be issued pursuant to an Agreement and Plan of Merger between Centura Banks, Inc. and the Bank (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statement under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          Dated: January 23, 2001

By:  /s/ HARTLEY THORBJORN RICHARDSON
     --------------------------------------
     Name: Hartley Thorbjorn Richardson
     Title:  Director

                               POWER OF ATTORNEY
                              ROYAL BANK OF CANADA

    The undersigned hereby constitutes each of John E. Cleghorn, James T. Rager and Peter W. Currie his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") a registration statement on Form F-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") to be issued pursuant to an Agreement and Plan of Merger between Centura Banks, Inc. and the Bank (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statement under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          Dated: January 23, 2001

By:  /s/ JOSEPH ARMAND GUY SAINT-PIERRE
     --------------------------------------
     Name: Joseph Armand Guy Saint-Pierre
     Title:  Director

                               POWER OF ATTORNEY
                              ROYAL BANK OF CANADA

    The undersigned hereby constitutes each of John E. Cleghorn, James T. Rager and Peter W. Currie his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") a registration statement on Form F-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") to be issued pursuant to an Agreement and Plan of Merger between Centura Banks, Inc. and the Bank (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statement under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          Dated: January 23, 2001

By:  /s/ ROBERT TREVOR STEWART
     --------------------------------------
     Name: Robert Trevor Stewart
     Title:  Director

                               POWER OF ATTORNEY
                              ROYAL BANK OF CANADA

    The undersigned hereby constitutes each of John E. Cleghorn, James T. Rager and Peter W. Currie his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") a registration statement on Form F-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") to be issued pursuant to an Agreement and Plan of Merger between Centura Banks, Inc. and the Bank (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statement under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          Dated: January 23, 2001

By:  /s/ ALLAN RICHARD TAYLOR
     --------------------------------------
     Name: Allan Richard Taylor
     Title:  Director

                               POWER OF ATTORNEY
                              ROYAL BANK OF CANADA

    The undersigned hereby constitutes each of John E. Cleghorn, James T. Rager and Peter W. Currie his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") a registration statement on Form F-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") to be issued pursuant to an Agreement and Plan of Merger between Centura Banks, Inc. and the Bank (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statement under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          Dated: January 23, 2001

By:  /s/ MARGARET SHEELAGH DILLON WHITTAKER
     -----------------------------------------------
     Name: Margaret Sheelagh Dillon Whittaker
     Title:  Director

                               POWER OF ATTORNEY
                              ROYAL BANK OF CANADA

    The undersigned hereby constitutes each of John E. Cleghorn, James T. Rager and Peter W. Currie his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") a registration statement on Form F-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") to be issued pursuant to an Agreement and Plan of Merger between Centura Banks, Inc. and the Bank (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statement under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                          Dated: January 23, 2001

By:  /s/ VICTOR LEYLAND YOUNG
     --------------------------------------
     Name: Victor Leyland Young
     Title:  Director